Certain Risks and Concentrations	12 Months Ended
Dec. 31, 2014
RISKS AND UNCERTAINTIES [Abstract]
Certain Risks and Concentrations
24.	CERTAIN RISKS AND CONCENTRATIONS

Financial instruments that potentially subject the Group to significant concentrations of credit risk consist primarily of cash and cash equivalents, short-term investments, time deposits with maturity over one year, accounts receivable, accounts receivable due from related parties, and prepayments and other current assets. As of December 31, 2013 and 2014, substantially all of the Group’s cash and cash equivalents, short-term investments and time deposits with maturity over one year were held by major financial institutions located in the PRC and Hong Kong, which management believes are of high credit quality.

Accounts receivable are typically unsecured and are derived from revenue earned from customers in China and overseas. The risk with respect to accounts receivable is mitigated by credit evaluations the Group performs on its customers and its ongoing monitoring process of outstanding balances.

No individual customer accounted for more than 10% of net revenues during the years ended December 31, 2012, 2013 and 2014.

The Group derived a large portion of its net revenues from three MMORPGs, Mir II, Woool and Dragon Nest, including their sequels, which accounted for approximately, 32.5%, 15.4% and 15.2% of net revenues, respectively, for 2012, 29.8%, 12.7% and 12.5% of net revenues, respectively, for 2013, and 30.9%, 10.8% and 11.6% of net revenues, respectively, for 2014.

The Group’s exposure to foreign currency exchange rate risk primarily relates to cash and cash equivalents and short-term investments denominated in the U.S. dollar, as well as lendings or borrowings with related parties denominated in the U.S. dollar and certain limited activity in foreign currency forward contracts entered into in relation to the rate of USD/RMB exchange. On July 21, 2005, the People’s Bank of China, or PBOC, announced an adjustment of the exchange rate of the U.S. dollar to RMB from 1:8.27 to 1:8.11 and modified the system by which the exchange rates are determined. This adjustment has resulted in an appreciation of the RMB against the U.S. dollar. While the international reaction to the RMB revaluation has generally been positive, there remains significant international pressure on the PRC government to adopt an even more flexible currency policy, which could result in a further revaluation and a significant fluctuation of the exchange rate of RMB against the U.S. dollar.

The RMB is not a freely convertible currency. The PRC State Administration for Foreign Exchange, under the authority of the People’s Bank of China, controls the conversion of RMB into foreign currencies. The value of the RMB is subject to changes in central government policies and to international economic and political developments affecting supply and demand in China’s foreign exchange trading system market.